UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2013

DOLPHIN DIGITAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-50621	86-0787790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2151 S. LeJeune Road, Mezzanine-Suite 150, Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 774-0407

Registrant’s facsimile number, including area code: (954) 774-0405

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On October 21, 2013, Dolphin Digital Media, Inc. (the “Company”) appointed Mirta Negrini as Chief Financial Officer and Chief Operating Officer. Ms. Negrini, age 49, holds a masters degree in Professional Accounting from the University of Miami and is a Certified Public Accountant licensed in the State of Florida. She has been a partner at Gilman & Negrini, P.A. since August of 1996 and has concentrated her practice in outsourcing of the CFO position for companies in various industries. The firm has provided financial services to the Company since August of 2009.  Ms. Negrini will receive an annual salary of $150,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOLPHIN DIGITAL MEDIA, INC.

Date: October ___, 2013	By:	/s/ William O’Dowd IV
Name: William O’Dowd IV
Title: Chief Executive Officer